VOYA EQUITY TRUST

Voya MidCap Opportunities Fund

(“Fund”)

Supplement dated July 21, 2017

to the Fund’s

Class A, Class C, Class I, Class O, Class R, and Class W shares Prospectus and Class R6 shares Prospectus,

each dated September 30, 2016;

and the Fund’s Class T shares Prospectus
dated May 31, 2017

(each a “Prospectus” and collectively “Prospectuses”)

On July 13, 2017, the Fund’s Board of Trustees approved a revision to the Fund’s principal investment strategies to allow the Fund to invest in real estate-related securities including real estate investment trusts (“REITs”). Effective August 1, 2017, the Fund’s Prospectuses are revised as follows:

1.	The following sentence is added to the third paragraph of the section entitled “Principal Investment Strategies” of the Fund’s Prospectuses:

The Fund may invest in real estate-related securities including real estate investment trusts.

2.	The section entitled “Principal Risks” of the Fund’s Prospectuses is revised to include the following:

Real Estate Companies and Real Estate Investment Trusts (“REITs”): Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Investments in REITs are affected by the management skill and creditworthiness of the REIT. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE